================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  April 5, 2005
                Date of Report (Date of earliest event reported)


                              METALDYNE CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                      001-12068            38-2513957
(State or other jurisdiction of          (Commission        (I.R.S. Employer
 incorporation or organization)          file number)      Identification No.)


                  47659 Halyard Drive, Plymouth, Michigan 48170
                    (Address of principal executive offices)


                                 (734) 207-6200
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:



[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communication s pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 7.01  Regulation FD Disclosure.

     On April 5, 2005, a presentation to certain investors will be given by Timothy D. Leuliette, Metaldyne's Chief Executive Officer, and Jeffrey M. Stafeil, Metaldyne's Chief Financial Officer. The visual presentation accompanying this presentation is furnished herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.


     (c) Exhibits. The following exhibit is filed herewith:



Exhibit 99.1       Visual Presentation

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 5, 2005


                                       METALDYNE CORPORATION


                                       By:  /s/ Jeffrey M. Stafeil
                                            ----------------------------------
                                            Name: Jeffrey M. Stafeil
                                            Title: Executive Vice President
                                                   and Chief Financial Officer

Exhibit 99.1

[Cover]
Metaldyne
The Power of People and Ideas
Investor Presentation
April 2005
Metaldyne

[Page 1]
Agenda

o    Operational Highlights

o    Financial Overview

o    2005 Outlook

o    Q&A


[Page 2]
Metaldyne
Operational Highlights

[Page 3]
2004 Highlights

o    Financial Performance

-    Sales of $2.0 billion vs. $1.5 billion in 2003

o    Metaldyne revenue growth of 32.9%

o Excluding New Castle and the sale of Bedford Heights and Rome, Metaldyne revenue growth of 7.7% outperformed "Big 3" production fall of 2.6%

-    Adjusted EBITDA of $170.7 million versus prior year of $134.0

o Includes approximately $18 million of investigation fees and approximately $7 million in fixed asset losses, restructuring charges, and currency losses

o New Castle contributed approximately $40 million (net of approximately $10 million in lease expense)

o North American Forgings, primarily due to material cost increases, declined approximately $19 million

o    Reflects approximately $21 million in net cost increases

[Page 4]
2004 Highlights

o    Operating Performance

-    Integrated New Castle, becoming key Chassis group facility

o    On time/on budget/on plan


o    Added Toyota & Ford business

-    Launched Pyeongtaek, Korea facility for the Engine products

-    Expanded Ramos Arizpe, Mexico facility for the Engine products

-    Expanded Farmington Hills facility for Driveline products

-    Established Hangzhou, China facility for Chassis products

-    Major product launches (peak revenue):

o    Front Knuckle/LCA - $39M

o    Balance Shaft Module - $34M

o    Front Engine Cover - $22M

o    Knuckles/Hubs - $21M

o    Front Spindles - $18M

[Page 5]
2004 Highlights

o    Business Performance

- Awarded $286.1 million (peak sales) of new business from North American, Asian and European customers

-    Launched Metaldyne University as core training facility

-    Implemented operating efficiencies at corporate center and in operations

-    Achieved TS 16949-02 certification

-    Conducted technology road shows in North America and Asia

-    Established work plan to address raw material inflation

[Page 6]
Q4 Highlights

o    Operating Performance

-    Sales of $500 million vs. $389 million in 2003

o    Big 3 production down 4.2% versus 2003

o    Strong sales volume throughout business

-    Adjusted EBITDA of $35.9 million vs. $22.3 million in 2003

o    $10 million from New Castle acquisition (net of leasing expense)

o    Approximately $7 million of negative material impact in quarter

o Includes a final $2.8 million of expense associated with the financial investigation and approximately $3 million of charges related to fixed asset disposals, foreign currency losses, and restructuring activities


[Page 7]
NAFTA Auto Sales: 2003 versus 2004
                    Big Three Production                                          Metaldyne Sales
                   (Vehicles in Thousands)
                                                               Including New Castle 32.9%
                         11,695           11,388               $1,508.20                   $2,004.30
DaimlerChrysler          2,575            2,673
Ford                     3,793            3,606                                            $446.20
GM                       5,328            5,109                $1,508.20                   $1,558.10
                         2003             2004                 2003                        2004
                        2.6% Decrease


Note:

1. Old Metaldyne increased 3.3%, but excluding divested plants, increased 7.7% over 2003

2. Currency impact of $29M, or 1.5%; Note that 2003 Sales include Rome and Bedford Heights Sales of approximately $60M.

[Page 8]
Metaldyne
2004 Financial Results

[Page 9]

2004 Performance
$ in Thousands
                                                 2004 versus 2003                      Q4 2004 versus Q4 2003
Sales                                   2004          2003        % Variance     Q4 2004     Q4 2003     % Variance
Chassis Group                            $583,620     $143,590       306.4%       $150,890     $34,950    331.7%
Driveline Group                           784,460      790,750        -0.8%       $187,380    $200,860     -6.7%
Engine Group                              636,180      573,860        10.9%        161,280     153,250      5.2%
   Total Sales                         $2,004,260   $1,508,200        32.9%       $499,550    $389,060     28.4%
Segment Adjusted EBITDA
Chassis Group                             $44,960      $12,350       264.0%         $9,250      $2,390    287.0%
Driveline Group                            64,070       71,590       -10.5%         13,490      13,390      0.7%
Engine Group                               96,290       81,780        17.7%         23,100      23,110      0.0%
   Total Segment Adjusted EBITDA         $205,320     $165,720        23.9%        $45,840     $38,890     17.9%
Less:  Corporate Expenses               ($34,650)    ($31,720)         9.2%       ($9,990)   ($16,600)    -39.8%
   Total Metaldyne Adjusted               170,670      134,000        27.4%         35,850      22,290     60.8%
   EBITDA(1)
% Margin                                     8.5%         8.9%        -0.4%           7.2%        5.7%      1.4%
Memo Items:
Restructuring Expense(2)                  (2,750)     (13,130)                       (820)     (6,050)
Fixed Asset Losses                        (3,180)     (14,870)                     (1,640)    (12,650)
Foreign currency gains (losses)             (940)      (1,010)                       (380)         160
Independent investigation fees           (17,830)           --                     (2,800)          --


(1) The Company defines Adjusted EBITDA as net income (loss) before cumulative effect of accounting change and before interest, taxes, depreciation, amortization, asset impairment, non-cash losses on sale-leaseback of land and equipment and non-cash restricted stock award expense.

(2) Restructuring expense mainly due to reduction in headcount in response to 2004 and 2003 economic conditions.

[Page 10]

Income Statement
($ in millions - except per share data)
                                                                        2004               2003
                                                                        ----               ----
Net sales........................................................       $2,004.3         $1,508.2
Cost of sales....................................................        1,831.3          1,352.7
                                                                         -------          -------
      Gross profit...............................................          173.0            155.5
Selling, general and administrative expenses.....................          133.3            117.2
Restructuring Charges............................................            2.8             13.1


Loss from operations due to sale of manufacturing facilities.....            7.6              --
      Asset Impairment...........................................            --               4.9
                                                                         -------          -------
      Operating profit...........................................           29.4             20.3
Other expense, net:
      Interest expense...........................................           82.1             75.5
      Preferred stock dividends..................................           19.9              --
      Noncash gain on maturity of interest rate arrangement......           (6.6)             --
      Equity (gain) loss from affiliates.........................           (1.5)            20.7
      Gain on sale of equity investments, net....................           (8.0)
      Other, net.................................................            8.3              8.1
                                                                         -------          -------
           Other expense, net....................................           94.3            104.3
Loss before income taxes.........................................          (64.9)           (84.0)
Income tax benefit...............................................          (36.9)            (8.7)
                                                                         -------          -------
      Net Loss...................................................          (28.0)           (75.3)
Preferred stock dividends........................................            --               9.3
                                                                         -------          -------
Loss attributable to common stock................................          (28.0)           (84.6)
                                                                         =======          =======
Basic loss per share.............................................          (0.65)           (1.98)
Diluted loss per share...........................................          (0.65)           (1.98)
                                                                         =======          =======



[Page 11]

Summary Balance Sheet
($ in millions)

                                                   2004               2003               Change
                                                   ----               ----               ------
Cash and investments.......................              $0.0              $13.8             ($13.8)
Receivables................................             185.9              181.1                4.8
Inventories................................             127.0               83.7               43.3
Other current assets.......................              55.1               45.4                9.7
                                                   ----------         ----------         ----------
     Total current assets..................            $368.0             $324.0              $44.0
Property and equipment, net................             856.3              707.5              148.8
Goodwill...................................             626.2              584.4               41.8
Other assets...............................             344.3              396.0              (51.7)
                                                   ----------         ----------         ----------
     Total assets..........................          $2,194.8           $2,011.9             $182.9
                                                   ==========         ==========         ==========
Accounts payable...........................             286.6              201.2               85.4
Accrued liabilities........................             117.0              136.9              (19.9)
Current maturities of long term debt.......              12.3               10.9                1.4
Long-term debt.............................             855.5              766.9               88.6
Long term liabilities......................             232.2              276.1              (43.9)
Redeemable preferred stock.................             149.2                --               149.2
                                                   ----------         ----------         ----------
     Total liabilities.....................          $1,652.8           $1,392.0             $260.8
Redeemable stock...........................               --                74.0              (74.0)
Shareholders equity........................             542.0              545.9               (3.9)
                                                   ----------         ----------         ----------
Total liabilities and shareholders equity..          $2,194.8           $2,011.9             $182.9
                                                   ==========         ==========         ==========
Memo: Debt
Long-term debt.............................             855.5              766.9               88.6
Current portion of long-term debt..........              12.3               10.9                1.4
A/R Securitization Facility................              63.3                --                63.3
                                                   ----------         ----------         ----------
     Total Debt............................            $931.0             $777.8             $153.2
                                                   ==========         ==========         ==========


[Page 12]

Summary Cash Flow Statement
($ in millions)
                                                                    2004             2003
Net Loss....................................................         $(28.0)           $(75.3)
Depreciation and amortization...............................          132.1             106.4
Non-cash stock award expense................................            0.6               3.1
Debt fee amortization.......................................            3.9               2.5
Fixed asset losses..........................................            3.2              14.9
Asset Impairment............................................            --                4.9
Loss on disposition of manufacturing facilities.............            7.6               --
Deferred income taxes.......................................          (47.1)            (24.3)
Preferred stock dividends...................................           19.9               --
Non-cash interest expense (interest accretion)..............            0.3               7.4
Non-cash gain on maturity of interest rate arrangements.....           (6.6)              --
Gain on sale of equity investments..........................           (8.0)              --
Equity (earnings) losses from affiliates, net of dividends..           (1.5)             20.7
Other, net..................................................           (1.0)              0.3
AR Securitization...........................................           63.3               --
Refundable income taxes.....................................            --               21.8
Changes in working capital..................................          (59.3)             17.0
                                                                  ----------       -----------
     Net cash provided by operating activities..............           79.4              99.2
                                                                  ----------       -----------
Capital expenditures........................................         (152.4)           (130.7)
Proceeds from sale/leaseback of fixed assets................           91.5              17.0
Proceeds on disposition of equity investments...............           12.1              22.6
Proceeds from sale of TriMas shares.........................           21.3              20.0
Acquisition of business.....................................         (203.9)             (7.7)
Proceeds/investment in joint venture........................            1.3             (20.0)
                                                                  ----------       -----------
     Net cash used for investing activities.................         (230.2)            (98.8)
                                                                  ----------       -----------
Principal payments of term loan facilities..................           (1.3)            (47.6)
Proceeds of revolving credit facility.......................          279.5             180.0
Principal payments of revolving credit facility.............         (215.9)           (180.0)
Proceeds of senior notes, due 2013..........................            --               150.0
Proceeds of senior subordinated notes, due 2014.............           26.9               --
Principal payments of convertible subordinated debentures,              --              (98.5)
due 2003....................................................
Proceeds of other debt......................................            3.7               1.9
Principal payments of other debt............................           (9.8)             (9.2)
Capitalization of debt refinancing fees.....................           (1.4)             (2.4)
Issuance of Series A-1 preferred stock......................           55.3               -
                                                                  ----------       -----------
     Net cash provided by (used for) financing activities...          137.0              (5.7)
                                                                  ----------       -----------
Net decrease in cash........................................          (13.8)             (5.3)
Cash and cash equivalents, beginning of period..............           13.8              19.1
                                                                  ----------       -----------
Cash and cash equivalents, end of period....................          $(0.0)            $13.8
                                                                  ----------       -----------



[Page 13]
Metaldyne Undrawn Commitments at 1-02-0
($ in millions)
                                                                    1/2/2005
Revolving Credit Commitment.................................         $200.0

     Letters of Credit......................................         ($65.1)
     Revolver Commitments Available.........................         $134.9
     AR Securitization Availability.........................          $78.3
                                                                  -------------
Net Commitments Available...................................         $213.2
Adj. Based on Max. Availibility Base/Current Leverage.......           $0.0
                                                                  -------------
Net Commitments Available...................................         $213.2
Net Drawn on Revolver and A/R...............................        ($126.8)
                                                                  -------------
Net Liquidity Available.....................................          $86.4


[Page 14]

Current Debt Capacity
Maximum Debt Available
                                                                           10/3/2004      1/2/2005
LTM Bank EBITDA........................................................       213.1           217.1
Covenant*..............................................................        4.75            5.25
Total Debt + AR Sec. Available.........................................     1,012.2         1,139.8
Current Outstanding Debt and AR Sec....................................       951.8           931.0
Net Remaining Available................................................        60.4           208.8
Total Facility Limit...................................................        77.0            86.4
Net Liquidity (lower of above..........................................        60.4            86.4
Outstanding Borrowings under Fast Pay Programs.........................        51.6            24.1

Key Q4 Liquidity Enhancement Projects
TriMas.................................................................        21.3
Saturn.................................................................        12.6
Leasebacks.............................................................        19.0
Fast Pay...............................................................       (27.5)
Total..................................................................        25.4


* Represents new covenants achieved in Q4 2004 Bank Amendment and effective in Q1 2005


[Page 15]
Plan To Further Increase Liquidity
Corporate Objective to obtain $75 million in additional liquidity with total opportunity over $200 million

o Explore opportunities to liquidate TriMas stock position - $100-150M approximate value

o    Accounts Receivable

-    New Castle added to A/R Facility (completed in January)

-    Negotiate quick pay opportunities with customers in exchange for discount

- Enhance AR Securitization - amend to allow for lower concentration limits and/or reduce reserve factors (signed on March 31)

o    Leasing

-    Q1 - $13M (February 2005)

o    Restructuring of Cost Base

-    Combine three Groups to two Groups (explained on next page)

- Consolidate plant facilities to save approximately $8M with payback of less than one year (late 2005)

[Page 16]
Additional Discussion

o    In January 2005, continued operational efficiency initiatives:

-    Consolidated three groups into two operating segments

- Eliminated $7 million in annual costs while increasing efficiency and standardization opportunities, with only approximately $1.5 million in restructuring expense

o In December 2004, we announced that we will discontinue retiree medical and life insurance coverage to our salaried and nonunion retirees and beneficiaries effective January 1, 2006

-    Expected benefits in 2005 of approximately:

o    $2.5M in Q1

o    $4.8M in Q2

o    $4.8M in Q3

o    $4.7M in Q4

-    2004 EBITDA included approximately $2 million of curtailment benefits in Q2

[Page 17]
Metaldyne
2005 Outlook

[Page 18]
2005 Discussion
Implementing our strategic plan
Year of the launch
Global expansion (Korea, China, Europe, Mexico)
Addressing material economics

[Page 19]
Metaldyne Transformation
($ in millions)
Sales Revenue 2000 vs. 2005E
2000 MascoTech Auto - 45% non-forging; 55% forging
2005E Metaldyne - 83% non-forging; 17%

Capex [chart]

[Page 20]
[Pictures]

[Page 21]

Top 10 Platforms at Metaldyne

Platforms                                                                Revenues(1)             (in millions)
                                                                                   $                      %
Chrysler Pacifica/Minivan (RS/RT)                                        139.7                   7.0
Ford F-Series (P131/U137/P356)                                           123.2                   6.1
Chrysler 300C/Magnum (LX/LY)                                             89.2                    4.4
Dodge Ram Pickup (DR/DE)                                                 77.6                    3.9


Chrysler Sebring/Stratus (JR)                                            69.3                    3.5
Jeep Liberty (KJ/KK)                                                     52.5                    2.6
Ford Tribute/Escape/Mariner (U204)                                       50.5                    2.5
Ford SuperCrew (PN96-102/P221)                                           49.8                    2.5
General Motors Sierra/Silverado                                          47.4                    2.4
(GMT 800/900)
Chrysler Neon /PT Cruiser (NPL/PT)                                       46.9                    2.3
Metaldyne has content on 39 of the Top 40 NAFTA light vehicles


[Page 22]

major Program Launches
Launches impacting 2005
Launch Activity Impacting 2005                                           Date                    Peak Year Sales - $M
Diff Gears                                                               January 2005            $25
Diesel Engine Rubber Damper                                              January 2005            16
Viscous Damper                                                           January 2006            14
Connecting Rod                                                           April 2005              38
Two Clutch Modules for North American Automaker                          May 2005                45
Two Balance Shaft Module Awards                                          October 2005            68
Other Launching Business                                                 Late 2004 - Early 2006  190
Total Launches Impacting 2005 ---- $396


[Page 23]
Global Expansion
Korea Facility Launch - Hyundai balance shaft modules
China Expansion - Wholly-owned plant in Hangzhou
Ramos Arizpe, Mexico expansion - Machining of connecting rods
Barcelona expansion - Major chassis expansion [Pictures]

[Page 24]
Steel Scrap Cost Exposure
[Chart]
Discussion

o    Steel scrap has declined for four consecutive months (Dec-March).

o    From a high of $431 in November to $246 in March 2005.

o    Main drivers for the decrease are:

-    Overall demand for steel is down.

-    China exports have decreased.

o China is starting to enter back into the market (March). This could have a negative impact on scrap pricing.

[Page 25]
Our Recovery Plan

o    Raw material recovery action items:

- Pricing; pass through "index agreements" similar to existing practice with aluminum being implemented

- Supplier negotiations; U.S. supply base being reduced, off shore sourcing in place

- Productivity; reduced salary headcount 30%+, hourly headcount 15%+ - Scrap sales; forging creates little scrap, but being sold at market

- New business wins; reducing exposure to forging sector, achieving recovery pricing on new business

o 2005 versus 2004: 2005 gross impact over 2004 is expected to be approximately $60 million, while the net impact is anticipated to be fully offset through our recovery plan outlined above.

- However, there is expected to be a slight quarterly impact due to ramp up of material exposure in 2004 (first half of 2005 will compare slightly unfavorable to first half of 2004, while second half of 2005 should compare slightly favorable to second half of 2004)

-    Assumes Q3/Q4 scrap price equal to Q2 2005
Material recovery efforts are nearing completion.


[Page 26]
Q1 2005 Preliminary Outlook
($ in millions)
                                                           First Quarter
                                      2005 Estimate                2004 Actual
Sales                                 $550 - $580                  $481
Operating Profit (1)(2)(3)            20-25                        13
Adjusted EBITDA (1)(2)                53-58                        53

(1) Includes estimated restructuring expense of approximately $1.5 million to consolidate Groups (annual benefit of approximately $7 million).

(2) 2005 Q1 Operating Profit and Adjusted EBITDA will benefit by a $2.5 million FAS 106 curtailment gain.

(3) 2004 Results included a $7.6 million charge in connection with the divestiture of Rome and Bedford Heights

[Page 27]
Metaldyne Q&A

[Page 28]
Metaldyne Appendix

[Page 29]
Metaldyne Product Groups

Engine: Connecting Rods & Bearing Caps, Front Engine Modular Assemblies; Balance Shaft Modules; Exhaust Manifolds; Crankshaft Dampers; Power Metal Gears, Sprockets & Components Driveline: Valve Bodies; Clutch Modules; Transmission Lube Pumps; Differential Case Components & Assemblies; Powertrain, Gears, Shafts & Components Chassis: Steering & Rear Knuckles; Upper & Lower Control Arms; Mini-Corner Assemblies; Wheel Spindles; Wheel Hubs; Note, new Castle Acquisition Adds approximately $400M The largest independent supplier or engine, driveline and chassis components, systems and modules to the global automotive industry

[Page 30]
Metaldyne: North American Footprint
[Picture]
North American Footprint
Total NAFTA Plants = 27
Total NAFTA Square Footage - 5 million

[Page 31]
[Picture]
International Footprint
Total International Plants = 14
Total International Square Footage 1.2 million

[Page 32]
2004 Results - Explanation Bridge



                                 Chassis Group


                                              2004 versus 2003
                                              Sales            Adj. EBITDA
  2003 Actual                                                  $143.6  $12.4
  New Castle                                                   446.2   40.0
  Fittings                                                     (6.0)   (1.5)
  Additional Lease Costs                                       --       (2.0)
  Fixed Asset Losses                                           --       2.7
  Net Material Impact                                          --       (2.0)
  Customer Pricing Concessions                                 (2.0)   (2.0)
  Chassis Admin - NC Charges in '04                            --       (1.5)
  Other                                                        1.8     (1.1)

  2004 Actual                                                  $583.6  $45.0

                                Driveline Group


                                              2004 versus 2003
                                              Sales            Adj. EBITDA
  2003 Actual                             $790.8               $71.6
  Launches/Volume/Greensboro                33.0               --
  Exchange                                  16.0                 3.4
  Net Pricing & NA Forgings
    (includes material)                      3.0               (19.0)
  Rome/Bedford Sale and Reduced
    Rest. Charge                           (60.0)                6.6
  Fixed Assets Disposals                     --                  5.2
  One-time Payment - Ford                    --                 (3.0)
  Net Material impact (other than NA Forging)--                 (2.0)
  Other (primarily cost reduction efforts    1.7                 1.3
  2004 Actual                             $784.5               $64.1

[Page 33]
2004 Explanation Bridge

                                  Engine Group

                                           2004 versus 2003
                                           Sales              Adj. EBITDA
  2003 Actual                                                 $573.9   $81.8
  Volume/mix/launches                                           48.0    11.0
  Exchange                                                      13.0     1.3
  Net Material                                                  --      (3.1)
  Fixed Asset Losses                                            --       3.0
  Restructuring                                                 --       1.9
  Other                                                          1.3     0.4
  2004 Actual                                                 $636.2   $96.3


                                    Corporate


                                                       2003 vs. 2004
                                                       Adj. EBITDA
  2003 Actual                                                ($31.7)
  Investigation/Severence Expenses                            (17.8)
  Restructuring                                                 5.0
  Pension/FAS 106 Curtailment                                   2.0
  Fixed Assets                                                  1.0
  "Other, net" - Primarily FX gain/loss                         1.6
  Other Improvements                                            5.2
  2004 Actual                                                ($34.7)



[Page 34]
Commitment Letter with GE re: AR Securitization


Current Facility                Amended Facility             Extension Facility           New Facility
Change in terms                 Extends maturity through     Increase size to $175        Increase size to $225
                                January 2007                 million                      million
                                Improves customer            Improves advance rates       Further improves advance
                                concentration limits         through concentration        rates
                                                             limit and reserve            Extends maturity to five
                                                             requirements                 years
                                                             25 bps initial increase in
                                                             advance margins
Anticipated Availability        $10 - 20 million             $20 - 25 million             $30-35 million
Benefits Over Current
Facility (1)
Certain Conditions              Available for first 60       Available after              Available upon syndication
                                days following closing       intercreditor agreement
                                If intercreditor agreement   signed and until new
                                signed, then move to         facility is closed
                                extension facility
                                If intercreditor agreement
                                not signed, then move back
                                to current facility
